Note 18 - Commitments And Credit Risk	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Text Block]
NOTE 18:                    COMMITMENTS AND CREDIT RISK

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract.  Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee.  Since a portion of the commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.  The Bank evaluates each customer's credit worthiness on a case-by-case basis.  The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on management's credit evaluation of the counterparty.  Collateral held varies but may include accounts receivable, inventory, property and equipment, commercial real estate and residential real estate.

As of December 31, 2012 and 2011, the Bank had outstanding commitments to originate fixed-rate mortgage loans of approximately $9,217,000 and $10,955,000, respectively.  The commitments extend over varying periods of time with the majority being disbursed within a thirty-day period.

Standby letters of credit are irrevocable conditional commitments issued by the Bank to guarantee the performance of a customer to a third party.  Financial standby letters of credit are primarily issued to support public and private borrowing arrangements, including commercial paper, bond financing and similar transactions.  Performance standby letters of credit are issued to guarantee performance of certain customers under non-financial contractual obligations.  The credit risk involved in issuing standby letters of credit is essentially the same as that involved in extending loans to customers.  Fees for letters of credit are initially recorded by the Bank as deferred revenue and are included in earnings at the termination of the respective agreements.  Should the Bank be obligated to perform under the standby letters of credit, the Bank may seek recourse from the customer for reimbursement of amounts paid.

The Bank had total outstanding standby letters of credit amounting to $13,930,000 and $14,233,000 as of December 31, 2012 and 2011, respectively, with terms ranging from 1 year to 5 years.

The Bank has confirming letters of credit from the FHLB issued to enhance Bank issued letters of credit granted to various customers for industrial revenue bond issues.  As of December 31, 2012 and 2011, these letters of credit aggregated approximately $9,934,000 and $10,656,000.

Lines of credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract.  Lines of credit generally have fixed expiration dates.  Since a portion of the line may expire without being drawn upon, the total unused lines do not necessarily represent future cash requirements.  Each customer's credit worthiness is evaluated on a case-by-case basis.  The amount of collateral obtained, if deemed necessary, is based on management's credit evaluation of the counterparty.  Collateral held varies but may include accounts receivable, inventory, property and equipment, commercial real estate and residential real estate.  Management uses the same credit policies in granting lines of credit as it does for on balance sheet instruments.

As of December 31, 2012 and 2011, unused lines of credit to borrowers aggregated approximately $33,897,000 and $36,931,000, respectively, for commercial lines and $15,306,000 and $17,625,000, respectively, for open-end consumer lines.